UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2021
Performant Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Canyons Parkway		(925) 960-4800
Livermore, California	94551	(Registrant’s telephone number,
(Address of principal executive offices)	(Zip Code)	including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PFMT	The Nasdaq Stock Market LLC

Item 1.01     Entry into a Material Definitive Agreement.

On August 17, 2021, Performant Financial Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group, LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to the public offering of 10,525,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a public offering price of $3.80 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,578,750 shares of Common Stock. The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-258178) (the "Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, including the related prospectus, dated August 12, 2021, as supplemented by the prospectus supplement dated August 17, 2021. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Underwriting Agreement.

A copy of the legal opinion relating to the legality of the issuance and sale of Common Stock in the offering is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 8.01     Other Events.

On August 17, 2021, the Company issued a press release announcing the commencement of the public offering. On August 18, 2021, the Company issued a press release announcing the pricing of the public offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits
1.1     Underwriting Agreement, dated as of August 17, 2021, between the Company and Craig-Hallum Capital Group, LLC, as representative of the several underwriters.
5.1     Opinion of Pillsbury Winthrop Shaw Pittman LLP.
23.1    Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).
99.1    Press Release dated August 17, 2021, announcing the commencement of the public offering.
99.2    Press Release dated August 18, 2021, announcing the pricing of the public offering.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 19, 2021
PERFORMANT FINANCIAL CORPORATION

By: /s/ Lisa Im
Lisa Im
Chief Executive Officer